UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Great Lakes Dredge & Dock Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on May 12, 2016GREAT  LAKES  DREDGE &  DOCK CORPORATIONMeeting InformationMeeting Type: Annual MeetingFor holders as of: March 16, 2016BDate: May 12, 2016Time: 8:00 AM CDTAGREAT  LAKES DREDGE  & DOCK CORPORATION ATTN:  Kathleen M.  Lavoy2122  YORK  ROADOAK BROOK, IL   60523Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREET ANY CITY,  ON A1A 1A1234567123456712345671234567Location: Le Mériden Hotel Chicago - Oakbrook Center R2100 Spring RoadCOak Brook, IL 60523OD EYou are receiving this communication because you hold shares in the above named company.This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.1234567See the reverse side of this notice to obtainproxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

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Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Internal Use Only

0000281138_2 R1.0.1.25

Voting items

The Board of Directors recommends you vote FOR the following directors to serve until the 2019 Annual Meeting:

1. Election of Directors

Nominees

01 Carl A. Albert   02 Jonathan W. Berger

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2 To ratify Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016;

3 To approve, on a non-binding advisory basis, the Company's executive compensation; and

4 To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting.

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Reserved for Broadridge Internal Control InformationNAMETHE COMPANY NAME INC. - COMMON123,456,789,012.12345THE COMPANY NAME INC. - CLASS A123,456,789,012.12345THE COMPANY NAME INC. - CLASS B123,456,789,012.12345THE COMPANY NAME INC. - CLASS C123,456,789,012.12345THE COMPANY NAME INC. - CLASS D123,456,789,012.12345THE COMPANY NAME INC. - CLASS E123,456,789,012.12345THE COMPANY NAME INC. - CLASS  F123,456,789,012.12345THE COMPANY NAME INC. - 401 K123,456,789,012.12345Broadridge Internal Use Only THIS  SPACE  RESERVED FOR  SIGNATURES   IF APPLICABLE Job # Envelope #